PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated December 19, 2024
to Prospectuses and Updating Summary Prospectuses dated May 1, 2024

This Supplement should be read in conjunction with the current Prospectus and Updating Summary Prospectus ("Prospectus(es)") for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement describes changes to the variable investment options available in Annuity contracts issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Please check “Appendix A – Portfolios Available Under the Annuity” in your Annuity Prospectus to determine which of the following changes affect the Annuity that you own.

I. Portfolio Expense Changes:
Effective on or about the dates shown below, the Current Expenses listed in the table in “Appendix A – Portfolios Available Under the Annuity” for the following Portfolios will be revised as shown below:

Effective Date	Portfolio Name	Current Expenses
1/13/25	AST International Equity Portfolio♦	1.00%
1/27/25	AST Large-Cap Equity Portfolio (formerly AST Large-Cap Core Portfolio)	0.84%
♦ This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.
II. Merger Pending Shareholder Approval:
Subject to shareholder approval, effective in, or around, the second quarter of 2025, the following Target Portfolio will be merged into the following Acquiring Portfolio.

Target Portfolio	Acquiring Portfolio
PSF Mid-Cap Growth Portfolio – Class I	PSF PGIM Jennison Growth Portfolio – Class I
More detailed information regarding the merger, including the Merger Effective Date, will be provided in a supplement at a later date.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

If you have any questions or would like another copy of the current Annuity or Portfolio Prospectuses, please call us at 1-888-PRU-2888.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
PLAZ-PLNJ-497-SUP3